UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

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Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

(970) 221-4670
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on December 6, 2011, the Compensation Committee of the Board of Directors of Advanced Energy Industries, Inc. (the “Company”) adopted the 2012-2014 Long Term Incentive Plan (the “LTI Plan”). The LTI Plan is a performance-based equity plan under the Company 2008 Omnibus Incentive Plan, as amended, with performance stock options and performance stock units vesting based upon the return on net assets and operating income achieved by the Company during each year of the LTI Plan. On May 8, 2013, the Company granted 43,103 performance stock options and 50,287 performance restricted stock units to Mr. Garry Rogerson, Chief Executive Officer, under the LTI Plan related to the 2013 performance period, which represent the maximum amount of such awards that may vest if the Company were to achieve the applicable annual stretch goal for return on net assets. The LTI Plan provides for minimum vesting of 25% of the maximum award, so long as the Company has positive operating income for the fiscal year.

On May 8, 2013, Mr. Rogerson also was granted 42,135 restricted stock units pursuant to the 2008 Plan. One third of such award (or 14,045 shares) vests on each of May 9, 2013, September 30, 2013 and December 31, 2013, so long as Mr. Rogerson continues to be employed by the Company through each vesting date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
10.1	Form of Notice of Grant for Restricted Stock Unit

10.2	Form of Restricted Stock Unit Agreement

10.3	Form of Notice of Grant of Stock Option

10.4	Form of Incentive Stock Option Agreement

10.5	Form of Non-Qualified Stock Option Agreement

10.6	Form of LTI Notice of Grant

10.7	Form of LTI Performance Stock Option Agreement

10.8	Form of LTI Performance Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Thomas O. McGimpsey
Date: May 10, 2013	Thomas O. McGimpsey
Executive Vice President of Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Notice of Grant for Restricted Stock Unit

10.2	Form of Restricted Stock Unit Agreement

10.3	Form of Notice of Grant of Stock Option

10.4	Form of Incentive Stock Option Agreement

10.5	Form of Non-Qualified Stock Option Agreement

10.6	Form of LTI Notice of Grant

10.7	Form of LTI Performance Stock Option Agreement

10.8	Form of LTI Performance Stock Unit Agreement